UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2005
TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
     (a) On September 8, 2005, TALX Corporation issued a press release announcing the declaration of a quarterly dividend on its common stock in the amount of $0.05 per share, payable October 14 to holders of record at the close of business on September 19, and the affirmation of previous revenue and earnings guidance for the quarter ending September 30, 2005 and the fiscal year ending March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
     (b) At the September 8, 2005 Annual Meeting of Shareholders, management of TALX Corporation made a presentation regarding business and financial matters. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2005	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated September 8, 2005, announcing declaration of a quarterly dividend and affirming previous revenue and earnings guidance for the quarter ending September 30, 2005 and the fiscal year ended March 31, 2006

99.2	Presentation to Shareholders at 2005 Annual Meeting of Shareholders